Commitments and Contingencies (Tables)	6 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Schedule of Undiscounted Liabilities and Future Operating Commitments

A summary of undiscounted liabilities and future operating commitments as at December 31, 2024:

	Total	Within 1 year	2 - 5 years	Greater than 5 years
Purchase obligations	$1,515,427	$1,422,933	$92,494	$-
Investment obligation (1)	1,000,000	1,000,000	-	-
Total financial liabilities and commitments	$2,515,427	$2,422,933	$92,494	$-

(1)	The Company entered into a strategic partnership arrangement with a third-party. As part of the agreement, the Company agree to invest an aggregate amount of $1,000,000 in the third-party upon a future financing and negotiation of terms that are agreed to by both parties during the term of the agreement. As at the date of these financial statements no such arrangement has been made.